UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 20, 2005

                    UPSNAP, INC. (fka Manu Forti Group, Inc.)
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             (Exact name of registrant as specified in its charter)

    Nevada                          000-50560                     20-0118696
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  (State of                 (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)

7770 Regents Road Suite 113-401 San Diego, CA                       92122
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  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (858) 518-1387

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in the Registrant's Certifying Accountant

On October 20, 2005, Bedinger & Company ("Bedinger") was appointed as the independent auditor for the Company's financial statements for the period ended September 30, 2005 and to review the pro forma consolidated financial statements of the Company. Moen & Company was dismissed as the Company's independent auditor on October 20, 2005. The decision to change auditors was approved by the Company's Board of Directors on October 17, 2005.

The report of Moen & Company on the Company's financial statements for either of the two most recent completed fiscal years did not contain any adverse opinion or disclaimer or opinion and was not qualified or modified as to uncertainty, audit scope or accounting principals , but noted that the financial statements have been prepared assuming that the Company will continue as a going concern, and that conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations.

During the Company's most recent completed fiscal years and during the subsequent interim period before the date of dismissal (the "Reporting Periods"), with respect to the financial statements, there were no disagreements with Moen & Company on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moen & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Reporting Periods.

During the Reporting Periods, there were no "reportable events" as such item is described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") with respect to the financial statements.

During the Reporting Periods, the Company did not consult with Bedinger & Company with respect to the financial statements regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements (ii)( any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-K), or (iii) any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this Report to Moen & Company and requested that Moen & Company furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. The letter from Moen & Company is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

          16.1 Letter of Moen & Company, dated ___________, 2005, regarding change in certifying accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            UPSNAP, INC. (formerly known as Manu
                                            Forti Group, Inc.)


Dated: November 7, 2005                     By: /s/ Todd M. Pitcher
                                                    ----------------------------
                                                    Todd M. Pitcher
                                                    Chairman and Interim CEO and
                                                    Principal Accounting Officer